GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated October 25, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022, as supplemented to date

Effective immediately, Ron Arons will begin serving as portfolio manager for the Fund. Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Manager” subsection under the “Goldman Sachs Core Fixed Income Fund—Summary—Portfolio Management” section of the Fund’s Prospectuses, as well as under the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, has managed the Fund since 2019; and Ron Arons, Managing Director, has managed the Fund since October 2022.

The following rows replace the table in the “Fixed Income Portfolio Management Team” subsection under the “Service Providers—Fund Managers” section of the Fund’s Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ashish Shah Managing Director, Chief Investment Officer of Public Investing	Portfolio Manager— Core Fixed Income	Since 2019	Mr. Shah is Chief Investment Officer of Public Investing and Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global Credit.
Ron Arons Managing Director	Portfolio Manager— Core Fixed Income	Since 2022	Mr. Arons joined the Investment Adviser as a fixed income portfolio manager in 2010.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITCFITBDSTK 10-22